================================================================================

Fellow Shareholders:

     After several years of strong performance the economy continues to exhibit strength with a low level of inflation and stability of interest rates. Although signs of slowing appeared in the second quarter corporate profits were better than predicted and firms are pursuing growth with added investment. An index of manufacturing strength rose to its highest level since 1994.

     Technology has spurred the rise of stock market prices and your Fund's portfolio has been structured to contain the companies that have been in the forefront of technology.

     I would now like to inform you of a very important development that will affect the Fund and its shareholders. It is disclosed in footnote No. 7 of this Annual report. In the near future you will receive a proxy statement and prospectus that describe the purpose and reasons why management has decided to embark upon this endeavor.



                                        Sincerely,


                                        /s/ Charles W. Steadman

                                        Charles W. Steadman
                                        Chairman of the Board of
                                        Trustees and President

================================================================================

================================================================================

                          INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
        STEADMAN ASSOCIATED FUND

     We have audited the accompanying statement of assets and liabilities of Steadman Associated Fund, including the portfolio of investments, as of June 30, 1997, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 1996 and the financial highlights for the year ended June 30, 1996 and the period October 1, 1994 through June 30, 1995 and each of the three years in the period ended September 30, 1994 were audited by other auditors whose report, dated August 6, 1996, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and/or broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Steadman Associated Fund as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

Bethesda, Maryland                                    Reznick Fedder & Silverman
July 25, 1997

================================================================================

================================================================================

                           STEADMAN ASSOCIATED FUND

                           PORTFOLIO OF INVESTMENTS
                                 June 30,1997

                                                                     Value
                                                       Shares       (Note 1)
                                                      --------     ----------
COMMON STOCKS -- 99.8%

Aircraft -- 8.1%
      Boeing Co. (a)...............................     6,500      $  344,906
                                                                   ----------
                                    Total  Aircraft                   344,906
                                                                   ----------

Computer Equipment -- 5.3%
      Hewlett Packard..............................     4,000         224,000
                                                                   ----------
                           Total Computer Equipment                   224,000
                                                                   ----------
Computer Software -- 29.1%
      Microsoft Corp. (a)..........................     9,000       1,137,375
      Oracle Corp. (a).............................     2,000         100,750
                                                                   ----------
                            Total Computer Software                 1,238,125
                                                                   ----------
Computer Switching -- 2.0%
      Xylan Corp. (a)..............................     5,000          85,000
                                                                   ----------
                           Total Computer Switching                    85,000

Computer Systems Design -- 7.0%
      Sun Microsystems (a).........................     8,000         297,750
                                                                   ----------
                      Total Computer Systems Design                   297,750
                                                                   ----------
Mail Order Houses -- 6.1%
      Gateway 2000 (a).............................     8,000         259,500
                                                                   ----------
                            Total Mail Order Houses                   259,500
                                                                   ----------
Motor Vehicles -- 8.5%
      Ford Motor Co................................     5,000         188,750
      General Motors "H"...........................     3,000         173,250
                                                                   ----------
                               Total Motor Vehicles                   362,000
                                                                   ----------

(a) Non-income producing security.

================================================================================

                           STEADMAN ASSOCIATED FUND

                           PORTFOLIO OF INVESTMENTS
                                 June 30,1997

                                                                                      VALUE
                                                                     SHARES          (NOTE 1)
                                                                   ----------    -------------
Semiconductor -- 19.9%
     Intel Corp. Warrants (a)..............................           6,000           609,000
     LSI Logic (a) ........................................           7,500           240,000
                                                                                    ----------
                                        Total Semiconductor                           849,000
                                                                                    ----------

Telcom Mfg. -- 2.5%
     Lucent Technologies...................................           1,500           108,094
                                                                                    ----------
                                          Total Telcom Mfg.                           108,094
                                                                                    ----------
Telephone Services -- 11.3%
Worldcom Inc (a)...........................................          15,000           480,000
                                                                                    ----------
                                   Total Telephone Services                           480,000
                                                                                    ----------

Total Common Stocks (Cost $3,029,393)                                               4,248,375
                                                                                    ----------

          CALL OPTIONS PURCHASED --.2%

LSI Logic, 10/18/97 at $40 ................................           2,500             4,688
Seagate Technology, 9/20/97 at $47.50 .....................           5,000             2,181
                                                                                    ----------
     Total Call Options Purchased (Cost $63,025)                                        6,869
                                                                                    ----------
         Total Portfolio of Investments (Cost $3,092,418)                        $  4,255,244
                                                                                 =============

(a) Non-income producing security.

   The accompanying notes are an integral part of the financial statements.

================================================================================

================================================================================

                           STEADMAN ASSOCIATED FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 30,1997

ASSETS:
     Investments at value (Cost $3,092,418) (Note 1)......................................................    $  4,255,244
     Cash and cash equivalents  (Note 1) .................................................................         235,550
     Dividends receivable ................................................................................             560
     Interest receivable .................................................................................           1,425
     Due from affiliate ..................................................................................           3,896
                                                                                                              -------------
       Total assets ......................................................................................       4,496,675
                                                                                                              -------------

LIABILITIES:
     Accounts payable and accrued expenses ...............................................................          87,142
     Investment advisory and service fees payable (Note 4) ...............................................           3,712
     Other payable to affiliate (Note 4) .................................................................           2,969
     Payable for trust shares redeemed ...................................................................           1,693
     Miscellaneous payable ...............................................................................           4,175
                                                                                                              -------------
       Total liabilities .................................................................................          99,691
                                                                                                              -------------

NET ASSETS ...............................................................................................    $  4,396,984
                                                                                                              =============

NET ASSETS CONSIST OF:
     Undistributed net investment loss ...................................................................    $ (5,181,222)
     Unrealized appreciation of investments ..............................................................       1,162,826
     Accumulated net realized losses from security transactions ..........................................        (821,035)
     Paid-in capital .....................................................................................       9,236,415
                                                                                                              -------------
                                                                                                              $  4,396,984
                                                                                                              =============

NET ASSET VALUE, offering price and redemption price per share
     ($4,396,984 divided by 5,768,032 shares of no par value trust shares) ...............................    $        .76
                                                                                                              =============

   The accompanying notes are an integral part of the financial statements.

================================================================================

================================================================================


                           STEADMAN ASSOCIATED FUND

                           STATEMENT OF OPERATIONS

                        for the year ended June 30,1997

INVESTMENT INCOME:
     Dividends .............................................................................        $  12,759
     Interest ..............................................................................           14,646
                                                                                                    ---------
        Total income .......................................................................                        $  27,405
                                                                                                                    ---------

EXPENSES:
     Salaries and employee benefits (Note 4) ...............................................          174,244
     Investment advisory fee (Note 4) ......................................................           45,410
     Professional fees .....................................................................           62,741
     Proposed merger expense (Note 7) ......................................................          162,690
     Shareholder servicing fee (Note 4) ....................................................           36,859
     Rent ..................................................................................           31,257
     Miscellaneous .........................................................................           22,790
     Blue Sky Registration Fees ............................................................            1,800
     Custodian fees ........................................................................            6,447
     Computer services .....................................................................            5,917
     Reports to shareholders ...............................................................            6,818
     Trustees' fees and expenses (Note 4) ..................................................            4,719
                                                                                                    ---------
        Total expenses .....................................................................                          561,692
                                                                                                                    ---------

        Net investment loss ................................................................                         (534,287)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTES 1 AND 3):
     Net realized gain from investment transactions ........................................                          306,022
     Change in unrealized appreciation/(depreciation) of investments .......................                          644,512
                                                                                                                    ---------
     Net gain on investments ...............................................................                          950,534
                                                                                                                    ---------
     Net increase in net assets resulting from operations ..................................                        $ 416,247
                                                                                                                    =========

   The accompanying notes are an integral part of the financial statements.

================================================================================

================================================================================

                           STEADMAN ASSOCIATED FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         For the year        For the year
                                                                                        ended June 30,      ended June 30,
                                                                                            1997                 1996
                                                                                       --------------      --------------
Increase/(decrease) in net assets from operations:
     Net investment loss ...........................................................   $  (534,287)        $   (388,362)
     Net realized gain from investment transactions ................................       306,022              517,110
     Change in unrealized appreciation/(depreciation)
               of investments ......................................................       644,512             (352,459)
                                                                                       -----------         ------------
     Net increase (decrease) in net assets resulting
               from operations .....................................................       416,247             (223,711)
                                                                                       -----------         ------------

Decrease in net assets from trust share transactions (Note 2) ......................      (600,754)            (929,919)
                                                                                       -----------         ------------
     Decrease in net assets ........................................................      (184,507)          (1,153,630)

Net assets at beginning of period ..................................................     4,581,491            5,735,121
                                                                                       -----------         ------------
Net assets at end of period (including accumulated
net investment loss of $5,170,173 and $4,635,886) ..................................   $ 4,396,984         $  4,581,491
                                                                                       ===========         ============

   The accompanying notes are an integral part of the financial statements.

================================================================================

================================================================================

                           STEADMAN ASSOCIATED FUND

                             FINANCIAL HIGHLIGHTS

                                                  For the year   For the year   For the period
                                                     ended          ended       October 1, 1994    For the years ended September 30,
                                                    June 30        June 30      through June 30
                                                  -----------    ------------   ---------------    ---------------------------------
                                                     1997            1996           1995*              1994       1993      1992
                                                  -----------    ------------   ---------------    ---------------------------------
Per Share Operating Performance:
  Net asset value,beginning of period........      $   .70         $  .73          $  .72            $   .87     $  .64    $  .67
                                                  -----------    ------------   ---------------    ---------------------------------
  Net investment loss........................         (.11)          (.17)           (.03)              (.08)      (.05)     (.03)

     Net realized and unrealized
       gain (loss) on investments............          .17            .14             .04               (.07)       .28         -
                                                  -----------    ------------   ---------------    ---------------------------------
     Total from investment operations........          .06           (.03)            .01               (.15)       .23      (.03)
                                                  -----------    ------------   ---------------    ---------------------------------

Net asset value, end of period...............      $   .76         $  .70          $  .73            $   .72     $  .87    $  .64
                                                  ===========    ============   ===============    =================================
Ratios/Supplemental Data:
Total return.................................         8.89%         (4.38)           1.85%**          (17.24)%     35.9%     (4.5)%
Ratio of expenses to average net assets......        12.42%          8.14%           8.17%**            7.76%      5.79%     6.92%
Ratio of net investment loss
  to average net assets......................       (11.82)%        (7.48)%         (7.23)%**          (6.09)%    (4.63)%   (5.14)%
Portfolio turnover rate......................          193%           231%            505%**             241%       300%      301%
Net assets, end of period (in thousands)......     $ 4,397         $4,581          $5,735             $6,307     $8,844    $7,254

*  The Fund's fiscal year-end was changed to June 30.
** Annualized

   The accompanying notes are an integral part of the financial statements.

================================================================================

================================================================================

                           STEADMAN ASSOCIATED FUND

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
   Steadman Associated Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified,open-end investment company. The Fund has not been accepting new subscriptions for shares since November 1996.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements

CASH AND CASH EQUIVALENTS
   Management defines cash equivalents as investments that mature in three months or less when acquired. All cash and cash equivalents are invested in a single money market fund maintained by the investment custodian.

SECURITY VALUATION
   Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Investments for which no sale was reported on that date are valued at the mean between the latest bid and asked prices.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

   Call options give the holder the right to purchase a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Assets and Liabilities at market value.

INCOME TAXES
   The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax bases of assets and liabilities,measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

===============================================================================

================================================================================

                           STEADMAN ASSOCIATED FUND

2.   TRUST SHARES
     The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust shares were as follows:

                                                                  For the year                     For the year
                                                               ended June 30,1997               ended June 30,1996
                                                           ------------------------        ----------------------
                                                              Shares       Amount              Shares       Amount
                                                              ------       ------              ------       ------
  Shares sold......................................             609    $      400                269    $      200
  Shares redeemed..................................        (812,875)     (601,154)        (1,295,786)     (930,119)
                                                           --------    ----------          ---------    ----------
     Net decrease..................................        (812,266)   $ (600,754)        (1,295,517)   $ (929,919)
                                                                       ==========                       ==========

  Shares outstanding:
     Beginning of period...........................       6,580,298                        7,875,815
                                                          ---------                        ---------
     End of period.................................       5,768,032                        6,580,298
                                                          =========                        =========


3.   PURCHASES AND SALES OF SECURITIES
     During the year ended June 30, 1997, purchases and proceeds from sales of investment securities aggregated $8,273,172 and $9,171,210, respectively. Unrealized appreciation of investments aggregated $1,162,826 of which $2,830,668 related to gross unrealized appreciation where there is an excess of value over tax cost and $1,667,842 related to gross unrealized depreciation where there is an excess of tax cost over value.

4.   INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES
     Steadman Security Corporation (SSC), an affiliate, has provided advisory services under an agreement which first became effective in 1972. On February 28, 1984, at the Annual Meeting of the shareholders, a new Investment Advisory Agreement was approved. Under the new advisory agreement SSC will continue to provide the same services it provided under the same terms and conditions of the previous agreement. The agreement will continue in effect subject to the annual approval by the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The fee for investment advisory services is based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee, SSC received shareholder servicing fees from the Fund for the performance of delegated services. (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such services was computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per accounts. SSC received reimbursements from the Fund for the salaries and benefits of its officers and employees who performed functions other than investment advisory and shareholder service functions for the Fund.

================================================================================

================================================================================

                           STEADMAN ASSOCIATED FUND

     Certain officers and trustees of the Fund are " affiliated persons" of the Investment Advisor, as defined by the Investment Company Act of 1940.

5.   FEDERAL INCOME TAXES
     In the fiscal year ended June 30, 1997, the Fund did not meet asset diversification requirements applicable to regulated investments companies. Thus, the Fund did not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. However, the Fund had a net investment loss for the fiscal year ended June 30, 1997, therefore no income tax provision is required. A full valuation allowance has been provided for deferred tax assets, totalling approximately $2,288,000 at June 30, 1997, which arise principally from net operating loss carryforwards and capital loss carryforwards available for income tax purposes.

     For income tax purposes, the Fund has net operating loss carryforwards approximating $5,192,000 which are available to offset future net operating income in non-qualifying years, if any, which expire as follows: (2000) $443,000; (2001) $499,000; (2003) $328,000; (2004) $476,000; (2005) $534,000;
(2006) $324,000; (2007) $381,000; (2008) $539,000; (2009) $437,000; (2010)
$287,000; (2011) $401,000 and (2012) $543,000. Capital loss carryforwards aggregating approximately $804,000 are available to offset future capital gains, if any, which expire as follows: (2001) $452,000 and (2000) $352,000.

6.   EXPIRATION OF SHAREHOLDER STATES REDEMPTION RESTRICTION
     In 1993 the Fund entered into a Settlement Agreement with approximately 47 states (the "Shareholder States") with respect to the recovery of shares and distributions owned by persons who had allegedly abandoned these properties. The Settlement Agreement provides among other things, that the Shareholder States will not request redemption of their shares until February 14, 1998. The Shareholder States currently own 9% of shares in the Fund. In July 1997, the Fund agreed to remove this restriction and allow Shareholder States to redeem shares upon request.

7.   PROPOSED MERGER
     During 1997, management proposed a merger of Steadman American Industry Fund, Steadman Investment Fund, and Steadman Technology and Growth Fund with and into the Steadman Associated Fund, which will change to a close-end investment company whose name will change to Steadman Security Trust (SST). In connection with the merger, SST will amend its investment objective to primarily seek current income and secondarily to maximize total return. Following the proposed merger, fund shares no longer will be sold or redeemed by SST on a request basis, but may be sold to other investors in market transactions. The costs associated with the proposed merger are allocated to all the funds based on the respective net asset values of the funds. The proposed merger requires approval by the shareholders. A Registration Statement or Form N-14 is pending SEC regulatory approval and the proposed merger requires the approval of the Shareholders of all of the funds.

================================================================================

STEADMAN ASSOCIATED  FUND
1730 K Street, N.W.
Washington, D.C. 20006
1-800-424-8570
202-223-1000 Washington D.C. area

TRANSFER AGENT
Steadman Security Corporation
1730 K Street, N.W.
Washington, D.C. 20006

CUSTODIAN
Crestar Bank, N.A.
1445 New York Avenue, N.W.
Washington, D.C.  20005

INDEPENDENT ACCOUNTANTS
Reznick Fedder & Silverman P.C.
4520 East West Highway
Bethesda, Maryland 20814

For more information about
Steadman Associated Fund.
account information or daily
Net Asset Values, call:

Shareholder Services
1-800-424-8570
202-223-1000 Washington, D.C. area

--------------------------------------------------------------------------------

                                   STEADMAN

                                  ASSOCIATED
                                     FUND

                                    ANNUAL
                                    REPORT

                                 June 30, 1997

                        A Steadman NO-LOAD Mutual Fund

                        [LOGO]   STEADMAN SECURITY
                                 CORPORATION

                                 Investment Advisor

-------------------------------------------------------------------------------